UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2009 (September 17, 2009)

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

21211 Nordhoff Street,
Chatsworth, California		91311
(Address of principal executive offices)		(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On September 17, 2009, Capstone Turbine Corporation, a Delaware corporation (the “Company”), entered into Warrant Exercise Agreements with the holders (the “Holders”) of warrants to purchase an aggregate of 7,225,434 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), issued by the Company to such Holders on May 7, 2009 (the “Initial Warrants”).  Pursuant to the Warrant Exercise Agreements, the Company agreed to issue and sell to the Holders new warrants to purchase an aggregate of 5,780,347 shares of Common Stock (the “New Warrants”) in exchange for the exercise in full of the Initial Warrants at the reduced exercise price of $0.90 per share.  The offering price of the New Warrants being acquired by the Holders is $0.0625 per share of Common Stock subject to the New Warrants and the exercise price of the New Warrants is $1.42 per share.  The New Warrants are exercisable during the period beginning on September 17, 2009 and continuing through May 7, 2016.  The gross proceeds to the Company of the exercise of the Initial Warrants and sale of the New Warrants is approximately $6.86 million.  The net proceeds of the transactions, after deducting estimated expenses, is approximately $6.68 million.

The Company is offering the New Warrants, and the shares of Common Stock issuable upon exercise of the New Warrants, pursuant to a prospectus dated February 4, 2009 and a prospectus supplement dated September 17, 2009, pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-156459) declared effective by the Securities and Exchange Commission on February 4, 2009.

The foregoing is only a brief description of the material terms of the Warrant Exercise Agreements and the New Warrants, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the forms of Warrant Exercise Agreement and New Warrant, respectively, that are filed as Exhibits 10 and 4 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01                                             Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 4                                                 Form of Warrant to Purchase Common Stock

Exhibit 5                                                 Opinion of Waller Lansden Dortch & Davis, LLP

Exhibit 10                                           Form of Warrant Exercise Agreement

Exhibit 23                                           Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: September 18, 2009	By:	/s/ Edward I. Reich
Edward I. Reich
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description

4	Form of Warrant to Purchase Common Stock

5	Opinion of Waller Lansden Dortch & Davis, LLP

10	Form of Warrant Exercise Agreement

23	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5)